UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	3 Months Ended		9 Months Ended
	Sep. 30, 2026	Sep. 30, 2025	Sep. 30, 2026	Sep. 30, 2025
Statement of Comprehensive Income [Abstract]
Net income	$ 7,677	$ 4,841	$ 19,148	$ 12,096
Other comprehensive income (loss), net:
Change in foreign currency translation adjustments	(261)	(101)	(170)	575
Net unrealized losses from derivatives	(15)	0	(22)	0
Total comprehensive income	$ 7,401	$ 4,740	$ 18,956	$ 12,671